[TRANSLATION]

                       PROMISSORY SHARE TRANSFER AGREEMENT

     PROMISSORY SHARE TRANSFER AGREEMENT EXECUTED ON NOVEMBER 13, 2000, BY LIC. JORGE ROBERTO BRACAMONTES ALDANA, INDIVIDUALLY (HEREINAFTER THE "PROMISOR-SELLER") AND PENN OCTANE CORPORATION, REPRESENTED HEREIN BY IAN BOTHWELL (HEREINAFTER THE "PROMISOR-BUYER"), IN ACCORDANCE WITH THE FOLLOWING:

                                    RECITALS

     WHEREAS, the PROMISOR-SELLER is a person of Mexican nationality that desires to sign the present preparatory agreement such that in the future he may sign a final agreement whereby the PROMISOR-BUYER will transfer 45 (Forty Five) ordinary registered shares without face value, representative of the Series "A" of the fixed corporate capital of PENN OCTANE DE MEXICO, S.A. DE C.V. (hereinafter identified as "PENN OCTANE MEX"), of which it is the sole and legitimate owner;

     WHEREAS, the PROMISOR-BUYER is a corporation organized in accordance with the laws of the United States of America and desires sign this preparatory agreement with regards to the future purchase of PENN OCTANE MEX shares of which the PROMISOR-SELLER is owner.

     WHEREAS, as registered in the corporate books of PENN OCTANE MEX, the shares owned by PROMISOR-SELLER and that will be transferred by means of a final agreement executed between the parties are totally subscribed and paid.

     BASED ON THE ABOVE, and in consideration of the agreements and mutual covenants contained in this agreement, the PROMISOR-SELLER and PROMISOR-BUYER execute this agreement in accordance with the following:

                                     CLAUSES

1.     Subject  Matter  of  the  Agreement.  Subject to the terms and conditions
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established herein, PROMISSOR-SELLER promises to transfer to PROMISOR-BUYER, and
PROMISOR-BUYER promises to buy, 45 (Forty Five) ordinary registered shares without nominal value, representative of the Series "A" of the fixed corporate capital of PENN OCTANE MEX, of which it is the sole and legitimate owner.

2.     Value  of  Transfer.  The  amount  of the individual share value shall be
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that determined by PROMISOR-BUYER'S accountants based on the company's financial records. This is also the price that will comprise the per share sales price in the final agreement based on prior approval from PROMISOR-BUYER.


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3.     Date of Signing Final Agreement.  The final Agreement should be singed by
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the  parties within 10 (Ten) business days following the date when the per share value is determined in accordance with the preceding clause. Said agreement should comply with the formalities required by law for its validity and should provide that the transfer of the shares be conditioned on the condition precedent that if the settlement agreement between CPSC International, Inc., Cowboy Pipeline Service Company, Inc. and Penn Octane Corporation is not signed by all the named parties is not signed and approved by the appropriate U.S.
authorities,  the  agreement  is  voided.

4.     Warranties  and Representations of PROMISOR-SELLER.  The PROMISOR-SELLLER
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represents  and  warrants  to  the  PROMISOR-BUYER  that PENN OCTANE MEX is duly organized in accordance with the laws of the Mexican Republic, and that the shares the subject of the final transfer agreement are free of all liens or limitations of ownership, reason for which they may be freely disposed of.

     Likewise, the PROMISOR-SELLER, obligates himself not to undertake any act that could limit or prejudice, in any manner, the shares that are the subject matter of the final transfer agreement or that in any way impedes in the execution of the final transfer agreement.

     The PROMISOR-SELLER represents that prior to the execution of the final transfer agreement; he will obtain a resolution from the Board of Directors of PENN OCTANE MEX authorizing the transfers of the shares that will be the subject matter of the agreement in accordance with its bylaws.

5.     Continuity  of  Agreement.   This  agreement  is  obligatory  for  all
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contracting  parties,  as  well  as  their heirs, assigns, as well as before any other third party with regard to the transfer or the transferring of rights of same.

6.     Jurisdiction.  The  parties expressly agree to submit to the jurisdiction
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of  the  tribunals  in Mexico City, Federal District, for the interpretation and compliance of this agreement, for which they will waive any other jurisdiction by reason of the present or future domicile.

7.     Counterparts.  This Agreement may be signed simultaneously in two or more
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counterparts,  each  one being considered as the same original, but collectively shall  constitute  one  legal  act.


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     In  witness hereof, the  parties  have duly  executed  this Agreement as of the date first  indicated.

PROMISOR-SELLER:

LIC.  JORGE  BRACAMONTES  ALDANA

________________________________________

PROMISOR-BUYER:

PENN  OCTANE  CORPORATION


By:_____________________________________
Name:  IAN  BOTHWELL
Its:____________________________________


WITNESS                                   WITNESS

Name:___________________________          Name:______________________________
________________________________          ___________________________________


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